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                                                                   EXHIBIT 10.38



                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

$2,500,000.00                                                        Dated as of
                                                               November 17, 1999

               1. INDEBTEDNESS. FOR VALUE RECEIVED, the undersigned, INTERVISUAL BOOKS, INC., a California corporation ("IBI"), and FFM ACQUISITION CORP., a California corporation ("FFM") (hereinafter IBI and FFM are collectively referred to as "Maker"), jointly and severally promise to pay to U.S. BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS SANTA MONICA BANK (hereinafter referred to as "Bank"), or order, at 1324 Fifth Street, Santa Monica, California 90406-1075 or at such other place as may be designated in writing by the holder of this Amended and Restated Secured Promissory Note (hereinafter referred to as this "Note"), the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), or such lesser amount as may be outstanding from time to time, together with interest accrued thereon. This Note evidences revolving advances made by Bank to Maker pursuant to Sections 2.1 of that certain Loan and Security Agreement, of even date herewith, between Bank and Maker, as amended from time to time (the "Loan Agreement").

               2. INTEREST. Commencing on the date hereof, the unpaid principal balance of this Note shall bear interest at a rate two and one half (2.50) percentage points in excess of the prime rate of interest (the highest variable rate of interest, per annum, published daily as the "prime rate" in the Money Rates Section of the Western Edition of the Wall Street Journal -- hereinafter referred to as the "Prime Rate"). In the event that such a rate is no longer published, then the "Prime Rate" shall mean the variable rate of interest, per annum, most recently announced by Bank at its office in Santa Monica, as its "prime rate", with the understanding that Bank's "prime rate" is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of Bank's base rates). In the event that any installment required pursuant to
Section 3 of this Note is not paid when due, or any other default occurs under the terms of this Note, and without affecting any of Bank's rights and remedies provided herein, the unpaid principal balance of this Note shall thereafter bear interest at a rate seven and one half (7.50) percentage points above the Prime Rate. In the event that the Prime Rate is, from time to time hereafter, changed, adjustments in the rate of interest payable hereunder shall be made as of 12:01 A.M. on the effective date of the change in the Prime Rate. Interest chargeable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed.

               3. PAYMENT. Principal and interest shall be due and payable on the dates and in the manner as follows:

                      a. Commencing on the first (1st) day of December, 1999, and continuing on the same day of each and every calendar month thereafter, Maker shall make monthly payments of interest accrued on the unpaid principal balance hereof;

                      b. On the first (1st) day of May, 2000, Maker shall make payment in full of the unpaid principal balance hereof remaining unpaid on such date, together with any and all accrued and unpaid interest hereunder.

               4. PREPAYMENT. Maker may prepay all or part of the principal balance due under this Note, without premium or penalty. With each prepayment Maker shall also pay the



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interest accrued on the principal amount being prepaid to the date of such prepayment. So long as not event of default shall have occurred under the Loan Agreement, Maker may request advances from Bank following the prepayment of any amounts hereunder.

               5. COMPOUND INTEREST. Interest not paid when due may be added to the unpaid principal balance hereof and shall thereafter bear interest at the same rate as principal. All payments hereunder are to be applied first to the payment of accrued interest and the balance remaining applied to the payment of principal. All principal and interest due hereunder is payable in lawful money of the United States of America.

               6. LATE CHARGE. If a payment of principal or interest is ten (10) days or more late, Maker will be charged five percent (5.00%) of the amount of such payment. The late charge payable by Maker hereunder is in addition to, and not in lieu of, all other rights and remedies of Bank.

               7. WAIVERS. Maker, for itself, its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection, and consents that Bank may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby. To the fullest extent permitted by law, Maker waives the statute of limitations in any action brought by Bank in connection with this Note.

               8. ACCELERATION. IT IS EXPRESSLY AGREED THAT UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THE TERMS OR CONDITIONS OF THE LOAN AGREEMENT, THEN THE UNPAID PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH INTEREST ACCRUED THEREON, SHALL THEREUPON BE IMMEDIATELY DUE AND PAYABLE AT THE OPTION OF THE HOLDER HEREOF, WITHOUT PRESENTMENT, DEMAND, PROTEST OR NOTICE OF PROTEST OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED.

               9. ATTORNEYS' FEES AND CHOICE OF LAW. In the event it should become necessary to employ counsel to collect this Note, Maker agrees to pay the reasonable attorneys' fees and paralegals' fees (including allocated costs for in-house legal services provided and attorneys' and paralegals' fees in all bankruptcy proceedings) and costs of the holder hereof, whether or not suit is brought. This Note and all transactions hereunder and/or evidenced hereby shall be governed by, construed under and enforced in accordance with the laws of the State of California.

               10. PARTICIPATION. Bank reserves the right to sell, assign, transfer, negotiate, or grant participation interests in all or any part of, or any interest in Bank's rights and benefits hereunder. In connection therewith, Bank may disclose all documents and information which Bank now or hereafter may have relating to Maker.

               11. MODIFICATION. This Note may not be changed, modified, amended or terminated orally.

               12. RESTATEMENT OF ORIGINAL NOTE. This Note has been issued in order to amend and restate, and in substitution for, that certain Secured Promissory Note (the "Original Note"), dated as of May 12, 1999, in the original principal amount of Two Million and 00/100



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Dollars ($2,000,000.00), executed by Maker to the order of Bank. Such substitution was made at the request of Maker in order to increase the maximum credit line evidenced by the Original Note. Upon the execution and delivery by Maker to Bank of this Note, which replaces and supersedes the Original Note, Bank shall deliver to Maker the Original Note marked paid by substitution.

               13. WAIVER OF JURY TRIAL. MAKER AND BANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY DEALINGS BETWEEN MAKER AND BANK RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. MAKER AND BANK EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF MAKER AND BANK HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF MAKER AND BANK WILL CONTINUE TO RELY ON THIS WAIVER IN ANY RELATED FUTURE DEALINGS BETWEEN MAKER AND BANK. MAKER AND BANK FURTHER WARRANT AND REPRESENT THAT THEY EACH KNOWINGLY AND VOLUNTARILY WAIVE THEIR RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

                                    INTERVISUAL BOOKS, INC.,
                                    a California corporation


                                    By     /s/ WALDO H. HUNT
                                       -------------------------------
                                    Title: CEO
                                          ----------------------------


                                    FFM ACQUISITION CORP.,
                                    a California corporation


                                    By     /s/ DAN P. REAVIS
                                       -------------------------------
                                    Title: President
                                          ----------------------------



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               U.S. BANK NATIONAL ASSOCIATION, formerly know as SANTA MONICA
BANK, hereby accepts this Note and agrees to the provisions contained in Section 13 of the Note.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    formerly know as SANTA MONICA BANK


                                    By     /s/ MARK MITCHELL
                                       -------------------------------
                                    Title: Vice President
                                          ----------------------------



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